QUARTERLY REPORT
June 30, 2009

FMI
Common Stock
Fund, Inc.

A NO-LOAD
MUTUAL FUND

FMI
Common Stock
Fund, Inc.

June 30, 2009

Dear Fellow Shareholders:

The FMI Common Stock Fund returned 21.5% in the June quarter, compared to a 20.7% gain in the benchmark Russell 2000 Index.  Strong moves in several economically cyclical stocks led performance. The Fund’s producer manufacturing equities did better than the benchmark, while the Russell outperformed in the electronic technology and process industries sectors. Steady companies such as Cintas and AptarGroup also lagged, the former compounded by an earnings disappointment. Investors were unforgiving of earnings difficulties in the more “defensive” groups, while ignoring severe income shortfalls in the “offensive” categories, as they anticipated an imminent economic recovery.  Overall, Standard & Poor’s 500 Index reported earnings were estimated to be down an astonishing 51.5% in the quarter, making the trailing four quarters approximately 88.6% below the prior year. Even on a so-called operating basis, S&P 500 earnings were anticipated to be down 39% and 44% in the June quarter and trailing four quarters, respectively.  Preliminary results for the Russell 2000 growth rates look similar to those of the S&P 500 (on an operating basis).

While the market burst was welcome relief from a tough eighteen-month period, Wall Street’s hunt for green shoots seemed to go a little overboard in the quarter and perhaps the market fade in late June recognized this.  From early March until mid-June, every item showing a rate of change that was slightly less negative than the one before was heralded as a sign of the bottom. Real evidence of a recovery remains elusive, although there is some anecdotal data that a few California and Florida residential real estate markets have stabilized and consumer confidence is higher.  The Economic Cycle Research Institute’s June indices of leading indicators were broadly positive. The better stock market backdrop helped companies raise $87 billion of new equity in the quarter, which could be viewed as a positive for the system (but not for existing shareholders, who are getting diluted). Much of the economic data remains negative. The Schiller home price survey shows houses still deflating at a double-digit rate. Auto sales continue to fall, unemployment is pushing 10% and demand across a wide spectrum of industries remains highly depressed.  Companies that have delivered consistent top-line

Industrial Production & Capacity Utilization

Source: Federal Reserve Board

performance for years, such as 3M, Emerson, and ITW, are reporting orders and revenues that are down 20-30%, nowhere close to the negative 5-8% more typical of past recessions.  Industrial production fell at a 13.4% rate in May, driving capacity utilization to an all-time low of 68.3% (see chart on previous page).  Unfortunately, the data from many overseas economies is worse than the United States.  We remain hopeful that better economic times are near, but we are preparing for a long, bumpy ride.

While sentiment numbers have nudged off the bottom, retail store sales are still depressed, businesses are retrenching and governments are trying to fill the hole in demand with spending initiatives that are simply breathtaking in size. Of course, there is no way to prove it, but our opinion is that the flurry of government programs and monetary actions has actually worked against an economic recovery. The Administration, Treasury, Federal Reserve and Congress are throwing too much at our problems too quickly, with not enough consideration to long-term ramifications (such as how to pay for it). The announcements have a haphazard and desperate air about them and people are beginning to sense this.  Business leaders and capitalists need an environment that isn’t changing every day in order to plan, take risks, and invest. These actions, rather than public spending, create healthy enterprises and sustainable long-term employment. This is not to defend the status quo or say the government has no role. Our political leaders are trying hard to help and we are confident they mean well. It is just that during a crisis, cause and effect analysis is often ignored, oversight is abrogated or nonexistent, and “solutions” are hastily crafted and left to be lived with for years (usually until the next crisis).  As reports leak out concerning where and to whom some of the billions have gone, Congress is starting to ask questions, but as of mid-June, the inspector general of the Federal Reserve had not conducted a single audit or investigation of where over a trillion dollars have been spent.

In previous letters we discussed the Treasury and the Federal Reserve’s myriad rescue and stimulus programs that today run into the trillions of dollars. In addition to the bank bailouts, AIG, Lehman, et cetera, the government now finances the vast majority of all new mortgages and has renegotiated tens of thousands of loans on terms that would have made Countrywide blush two years ago. Through the TALF (Term Asset-Backed Securities Loan Facility) program, the government has started buying credit card loans, auto loans and a wide variety of consumer loans. (Should taxpayers be subsidizing their fellow Americans’ consumer purchases?) We have several open-ended funding mandates that were put in place with virtually no consultation with Congress. The Fed is now printing money to buy treasuries and its leader has essentially said that nothing will be spared in the attempt to reflate the economy. That cannot be too comforting to a long-term holder of U.S. denominated debt.

The crisis appears to be giving cover to one of the largest fiscal expansions in the history of the United States. Whether this effort reflects the will of the people or not, it doesn’t change the fact that paying for it is probably impossible without deleterious consequences. Unfortunately, the ever-increasing poison that has seeped into politics over the past fifteen to twenty years has made thoughtful discourse on fiscal policy nearly impossible.  Democrats who rightfully howled at the profligate spending of the Republican Congress and the Bush Administration as they ran up a $400 billion deficit now are conspicuously silent as the deficit soars to $1.8 trillion and beyond.  The same old earmarks that were once pilloried are now combined with a steroid-infused fiscal agenda. As yet,

Federal Government Surplus or Deficit as a % of GDP

Sources: Bureau of Economic Analysis; Congressional Budget Office

there are no Sam Nunns or William Proxmires in this Congress to check Mr. Obama’s plans, even though the deficit is on a path to reach 13% of GDP or higher, a level not seen since World War II (see chart). Additionally, the Administration’s recent financial regulation proposal may politicize or at least threaten the independence of the Federal Reserve, as it proposes the Fed get permission from the Treasury for emergency lending.

The economic and political landscape has influenced our fundamental, bottoms-up stock research meaningfully in recent years. One of the factors in our lack of enthusiasm for healthcare stocks over the past few years is the knowledge that the government must set lower reimbursements, thus reducing the profitability of this sector.

Our continued underweighting in the financial services arena stems partially from increased regulation and the likelihood of lower long-term returns on equity.  From a political standpoint, we gain nothing from taking sides. We are simply professional observers trying to make money for our shareholders and while we consider ourselves stock pickers first, it is impossible to divorce this activity from the prevailing political and macroeconomic milieu.

What we observe today is an America that has grown increasingly comfortable having the government take a more activist role in their lives. The self-reliant “Marlboro Man” of historical lore is gone. The country appears to yearn for a larger and farther-reaching safety net. If polls and elections are to be believed, the majority of the country wants healthcare, education and a comfortable retirement, at age 65, as a right or guarantee. The American people certainly have lost some faith in free markets. Business is increasingly viewed with contempt, or at least warily, and corporate executives are regularly portrayed as untrustworthy by the media (quite true in some cases!).  Punitive tax policies are gaining steam at both the state and federal level. The labor movement is getting a strong assist from the new Administration and Congress. Protectionist sentiment is also building. In short, the environment is beginning to look much more like Western Europe than it does America, or at least the America of yesteryear.

In the aftermath of several recent European elections that swung to the right, it is interesting to observe our country swing so hard to the left. Perhaps the animosity toward the Bush Administration got so intense that what we are seeing today is more reactionary than reflective of the country’s true mood. Time will tell on that score.  If the desire of the people, however, is to create something closer to what exists in Western Europe, investors have to determine what that could mean.

At the risk of offending some of our European friends and supporters, we have listed several characteristics common to many of the Western European economies that have evolved over the past several decades that we find unhealthy and anathema to economic vitality:

•  Poor job creation; structurally higher unemployment
•  Low entrepreneurial spirit; lack of venture capital
•  Low innovation
•  High taxes and crushing benefit obligations
•  High reliance on state sponsored enterprises
•  High debt levels despite low defense spending relative to the U.S.
•  Employment-destroying policies based on suspect “climate change” science
•  Protectionist policies that defend uneconomic firms and industries
•  Low birth rates

Many European leaders are beginning to question the old ways, while Americans seem bent on following them. The U.S. government stepped in to “save” financial firms that should have failed. The government now owns a significant percentage of the enterprise value of the banking system. They control what was once the largest insurance company and have equity and debt stakes in many others. The Administration engineered a takeover of the largest U.S. automobile manufacturer, and delivered the third largest to labor. The U.S. appears to be well on the way toward nationalizing the student loan business. The Administration is stumping hard for a publicly-paid health care system. The Administration’s Treasury department recently appointed a “compensation czar.” Tax and regulation policies across the spectrum are unambiguously anti-business.

It is certainly possible that the grand plan of the Administration and Congress is to push very hard to the left, knowing that there will be a counter move back to the center. This dynamic may already be taking place with respect to healthcare and financial regulation reform. Our primary investment concern is not really how the pie is divided (more Medicare versus less Defense, for example), but rather the fact that the overall budget is far in excess of the country’s means. The near-term spending plans are largely set, however, and the enormous deficit projections mentioned earlier could actually be larger as they depend on a healthy recovery, which seems increasingly distant. How we manage the debt will say a lot about whether America ultimately faces a dollar crisis and high inflation or a long, slow rehabilitation as debt is reduced and GDP growth remains below average.

While neither of these intermediate macroeconomic outcomes is particularly appealing, it doesn’t necessarily stand to reason that stocks will follow suit. One of the beauties of our business, as long as capital markets remain generally free, is that companies can and do adjust to the environment, and in turn, grow earnings. Rising stock prices typically follow growing earnings. Today we see businesses aggressively reducing costs and improving efficiencies; it won’t take much top-line growth to drive nice earnings gains. While it seems counter-intuitive to be unenthusiastic about the macro picture yet optimistic about the stock market (over the long term), remember that they often don’t move together. Ten years ago the sky was the perceived limit for stocks as technology sectors soared and the economy was believed to be strong. The ensuing ten years was the worst decade ever for the stock market. Today, the macro picture is more unsettled than usual, but history shows that the best stock markets are often born out of difficult times.  We will continue to invest our time and resources on bottoms-up stock research, as it remains our strong conviction that the next decade will deliver satisfactory, inflation-beating returns.

Though we are reluctant to blow our own horn, it is important to also understand that through the relatively difficult years that have characterized the stock market environment for the past ten years, investors in the FMI Common Stock Fund have made a respectable cumulative return of 100.9%*, while those in the benchmark Russell 2000 Index have made 26.5%  We expect stronger stock market returns over the next decade, but we have always felt it is better to plan for difficult times and be pleasantly surprised, rather than the other way around.

Thank you for your support of the FMI Common Stock Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

______________
*  One, five and ten year annual compound returns for the FMI Common Stock Fund are -7.71%, 3.62% and 7.23%, respectively.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
June 30, 2009 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 93.3% (a)
COMMERCIAL SERVICES SECTOR — 9.0%
	Advertising/Marketing Services — 2.0%
1,306,000	Harte-Hanks, Inc.	$12,080,500
	Miscellaneous Commercial Services — 2.8%
512,000	Cintas Corp.	11,694,080
342,800	Gartner, Inc.	5,231,128
		16,925,208
	Personnel Services — 4.2%
687,200	AMN Healthcare Services, Inc.	4,384,336
1,014,000	Korn/Ferry International	10,788,960
1,405,000	MPS Group, Inc.	10,734,200
		25,907,496
CONSUMER SERVICES SECTOR — 2.6%
	Publishing: Books/Magazines — 2.6%
609,000	Meredith Corp.	15,559,950
DISTRIBUTION SERVICES SECTOR — 11.1%
	Electronics Distributors — 5.6%
981,000	Arrow Electronics, Inc.	20,836,440
543,000	ScanSource, Inc.	13,314,360
		34,150,800
	Medical Distributors — 3.0%
829,000	Patterson Companies Inc.	17,989,300
	Wholesale Distributors — 2.5%
548,000	Beacon Roofing Supply, Inc.	7,924,080
218,000	United Stationers Inc.	7,603,840
		15,527,920
ELECTRONIC TECHNOLOGY SECTOR — 2.1%
	Computer Peripherals — 1.0%
257,000	Zebra Technologies Corp.	6,080,620
	Electronic Production Equipment — 1.1%
422,000	ATMI, Inc.	6,553,660
ENERGY MINERALS SECTOR — 2.8%
	Oil & Gas Production — 2.8%
818,000	St. Mary Land &
	Exploration Co.	17,071,660
FINANCE SECTOR — 10.6%
	Insurance Brokers/Services — 2.6%
752,000	Arthur J. Gallagher & Co.	16,047,680
	Investment Managers — 3.2%
331,000	Affiliated Managers Group, Inc.	19,260,890
	Life/Health Insurance — 1.6%
849,000	Protective Life Corp.	9,712,560
	Property/Casualty Insurance — 2.4%
1,472,000	Old Republic
	International Corp.	14,499,200
	Regional Banks — 0.8%
420,000	Associated Banc-Corp	5,250,000
HEALTH SERVICES SECTOR — 3.0%
	Health Industry Services — 3.0%
376,000	Covance Inc.	18,499,200
HEALTH TECHNOLOGY SECTOR — 4.8%
	Medical Specialties — 4.8%
286,000	Beckman Coulter, Inc.	16,342,040
81,000	Bio-Rad Laboratories, Inc.	6,113,880
188,000	West Pharmaceutical
	Services, Inc.	6,551,800
		29,007,720
INDUSTRIAL SERVICES SECTOR — 5.7%
	Environmental Services — 1.1%
258,000	Waste Connections, Inc.	6,684,780
	Oilfield Services/Equipment — 4.6%
478,000	Bristow Group, Inc.	14,163,140
531,000	Dresser-Rand Group, Inc.	13,859,100
		28,022,240
PROCESS INDUSTRIES SECTOR — 10.1%
	Chemicals: Specialty — 2.1%
251,000	Sigma-Aldrich Corp.	12,439,560
	Containers/Packaging — 4.8%
470,000	AptarGroup, Inc.	15,871,900
537,000	Bemis Company, Inc.	13,532,400
		29,404,300
	Industrial Specialties — 3.2%
334,000	Cabot Microelectronics Corp.	9,448,860
446,000	Valspar Corp.	10,048,380
		19,497,240
PRODUCER MANUFACTURING SECTOR — 13.5%
	Building Products — 1.7%
209,000	Watsco, Inc.	10,226,370
	Electrical Products — 2.5%
1,047,000	Molex Inc. Class A	15,055,860

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS (Continued)
June 30, 2009 (Unaudited)

Shares/
Principal
Amount		Value(b)
COMMON STOCKS — 93.3% (a) (Continued)
PRODUCER MANUFACTURING SECTOR — 13.5% (Continued)
	Industrial Machinery — 5.6%
373,000	Graco Inc.	$8,213,460
609,000	Rockwell Automation, Inc.	19,561,080
315,000	Rofin-Sinar Technologies, Inc.	6,303,150
		34,077,690
	Miscellaneous Manufacturing — 2.1%
524,000	Carlisle Companies Inc.	12,596,960
	Office Equipment/Supplies — 1.6%
552,000	HNI Corp.	9,969,120
RETAIL TRADE SECTOR — 7.8%
	Discount Stores — 1.5%
322,000	Family Dollar Stores, Inc.	9,112,600
	Food Retail — 1.7%
817,000	Winn-Dixie Stores, Inc.	10,245,180
	Specialty Stores — 4.6%
465,000	Group 1 Automotive, Inc.	12,099,300
733,000	PetSmart, Inc.	15,730,180
		27,829,480
TECHNOLOGY SERVICES SECTOR — 5.8%
	Data Processing Services — 2.0%
338,000	DST Systems, Inc.	12,489,100
	Information Technology Services — 3.8%
855,000	Jack Henry & Associates, Inc.	17,741,250
372,000	Perot Systems Corp.	5,330,760
		23,072,010
TRANSPORTATION SECTOR — 4.4%
	Marine Shipping — 1.5%
279,000	Kirby Corp.	8,869,410
	Trucking — 2.9%
578,000	J.B. Hunt Transport
	Services, Inc.	17,646,340
	Total common stocks	567,362,604
SHORT-TERM INVESTMENTS — 6.7% (a)
	Commercial Paper — 6.7%
$25,900,000	U.S. Bancorp,
	0.12%, due 7/01/09	25,900,000
15,000,000	General Electric Capital Corp.,
	0.05%, due 7/06/09	14,999,896
	Total short-term
	investments	40,899,896
	Total investments	608,262,500
	Liabilities, less cash and
	receivables — (0.0%) (a)	(147,831)
	TOTAL NET ASSETS	$608,114,669
	Net Asset Value Per Share
	($0.01 par value, indefinite
	shares authorized), offering
	and redemption price
	($608,114,669 ÷ 34,639,257
	shares outstanding)	$17.56

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

FMI Common Stock Fund, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
PAUL S. SHAIN
DONALD S. WILSON

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.